                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 27, 1997
-------------------------------------------------------------------------------
                       (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Maine                                   0-16947                      01-0437984
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                           Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                  04112-9540
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (207) 761-8500
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. OTHER EVENTS

        On October 27, 1997, Peoples Heritage Financial Group, Inc. ("PHFG") announced that it and CFX Corporation (the "Company") had entered into an Agreement and Plan of Merger, dated as of October 27, 1997 (the "Agreement"), which sets forth the terms and conditions pursuant to which the Company would be merged with and into PHFG (the "Merger"). The Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of the Company (subject to certain exceptions) will be converted into the right to receive .667 newly-issued shares of PHFG's common stock. Consummation of the Merger is subject to a number of conditions, including, but not limited to, (i) the approval of the Agreement and the Merger by the shareholders of both PHFG and the Company and (ii) the receipt of certain regulatory approvals. A copy of the Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

        In connection with the Agreement, PHFG and the Company entered into Stock Option Agreements, dated as of October 27, 1997, pursuant to which the Company granted PHFG an option (the "Company Option") to purchase up to 19.9% (subject to adjustments set forth therein) of the Company's outstanding shares of common stock at a purchase price of $22.69 per share (the "Company Stock Option Agreement") and PHFG granted the Company an option (the "PHFG Option") to purchase up to 10.0% (subject to adjustments set forth therein) of PHFG's outstanding shares of common stock at a purchase price of $43.13 per share (the "PHFG Stock Option Agreement"). The Company Option and the PHFG Option will become exercisable upon the occurrence of certain events, as specified in the applicable Stock Option Agreement, none of which has occurred as of October 27, 1997. Copies of the Company Stock Option Agreement and the PHFG Stock Option Agreement are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

        In connection with the Merger, (i) the directors of the Company entered into separate letter agreements with PHFG (the "Company Letter Agreements") pursuant to which such persons generally agreed, among other things, to vote their shares of Company common stock for approval of the Agreement and (ii) the directors of PHFG entered into separate letter agreements with the Company (the "PHFG Letter Agreements") pursuant to which such persons generally agreed, among other things, to do the same with respect to their shares of PHFG common stock. Copies of the forms of the Company Letter Agreement and the PHFG Letter Agreement are filed as Exhibit 10.3 and 10.4 hereto, respectively, and are incorporated herein by reference.

        On the date of execution of the Agreement, PHFG and the Company issued a joint press release announcing such execution, and on the same day PHFG made a presentation to analysts to elaborate on the strategic rationale and financial implications of the transaction. A copy of the joint press release and certain forward-looking statements made by PHFG in connection with such analysts presentation were filed as Exhibits 99.1 and 99.2, respectively, to a Current Report on Form 8-K filed by PHFG on October 27, 1997, and are incorporated herein by reference.

        In connection with the execution of the Agreement, the Board of Directors of PHFG also determined to terminate PHFG's open market purchase program.

        The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents which are filed herewith and incorporated by reference herein as exhibits to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)   Not applicable.

  (b)   Not applicable.

  (c)   The following exhibits are included with this Report:

        Exhibit 2.1 Agreement and Plan of Merger, dated as of October 27, 1997, between PHFG and the Company

        Exhibit 10.1 Stock Option Agreement, dated as of October 27, 1997, between the Company (as issuer) and PHFG (as grantee)

        Exhibit 10.2 Stock Option Agreement, dated as of October 27, 1997, between PHFG (as issuer) and the Company (as grantee)

        Exhibit 10.3             Form of letter agreement between
                                 directors of CFX and PHFG

        Exhibit 10.4             Form of letter agreement between
                                 directors of PHFG and the Company

        Exhibit 99.1             Press Release, dated October 27,
                                 1997(1)

        Exhibit 99.2             Portions of Analysts Presentation(1)

-------------------------

(1) Incorporated by reference to the Current Report on Form 8-K filed by PHFG on October 27, 1997.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PEOPLES HERITAGE FINANCIAL GROUP, INC.



                               By:      /s/ Peter J. Verrill
                                  ------------------------------------------
                                   Name:    Peter J. Verrill
                                   Title:   Executive Vice President,
                                             Chief Operating Officer, Chief
                                             Financial Officer and Treasurer

Date:  November 3, 1997





                                       4